                                                                   EXHIBIT 10.42

                                   RECORDATION REQUESTED BY:
                                       tr:200005160096060           05/16/2000

                                       Pages:6   Fee:$30.00   12@04PM
    Cornerstone Bank                   Richard B. Metcalf     T20000063831
    28 East Main Street                Franklin County Recorder   BXLAVINSKY
    PO Box 719
    Springfield, OH 45501

WHEN RECORDED MAIL TO:
Cornerstone Bank
28 East Main Street
PO BOX 719
Springfield, OH 45501

SEND TAX NOTICES TO:
Cornerstone Bank
28 East Main Street
PO BOX 719
Springfield, OH 45501


SPACE ABOVE THIS LINE IS FOR RECORDER'S USE ONLY
------------------------------------------------


OPEN-END MORTGAGE

MAXIMUM LIEN: The Maximum Amount of Loan Indebtedness secured by this Open-End Mortgage is $3,900,000.00. The words "Maximum Amount of Loan Indebtedness' as used in this Mortgage mean the maximum unpaid balance of loan advances made under the Note which may be outstanding at any one time. The Maximum Amount of Loan Indebtedness does not include any (A) interest, (B) taxes, (C) assessments,
(D) insurance premiums, or (E) costs incurred for the protection of the Property. Grantor and Lender intend that, in addition to any other indebtedness or obligations secured hereby, this Mortgage shall secure indebtedness arising from loan advances made by Lender after this Mortgage is delivered to the recorder for record.

THIS MORTGAGE dated May 16, 2000, is made and executed between Jameson Inns, Inc., whose address Is 8 Perimeter Center East, Suite 8050, Atlanta, GA 30346 (referred to below as "Grantor") and Cornerstone Bank, whose address Is 28 East Main Street, PO Box 719, Springfield, OH 45501 (referred to below as "Lender").

GRANT OF MORTGAGE. For valuable consideration, Grantor grants, mortgages and conveys to Lender, with mortgage covenants and upon the statutory condition, all of Grantor's right, title, and Interest in and to the following described real property, together with all existing or subsequently erected or affixed buildings, improvements and fixtures; all easements, rights of way, and appurtenances; all water, water rights, watercourses and ditch rights (including stock in utilities with ditch or irrigation rights); and all other rights, royalties, and pr fits relating to the real party, including without limitation all minerals, oil, gas, geothermal and similar matters, (the "Real Property") located in Franklin County, State of Ohio:

See Exhibit A, which is attached to this Mortgage and made a part of this Mortgage as If fully set forth herein.

The Real Property or its address is commonly known as 6767 Schrock Hill Ct., Columbus, OH 43229.

Grantor presently assigns to Lender all of Grantor's right, title, and interest in and to all present and future leases of the Property and all Rents from the Property. In addition, Grantor grants to Lender a Uniform Commercial Code security interest In the Personal Property and Rents.

THIS MORTGAGE, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS GIVEN TO SECURE (A) PAYMENT OF THE INDEBTEDNESS AND (B) PERFORMANCE OF ANY AND ALL OBLIGATIONS UNDER THE NOTE, THE RELATED DOCUMENTS, AND THIS MORTGAGE. THIS MORTGAGE IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Mortgage, Grantor shall pay to Lender all amounts secured by this Mortgage as they become due and shall strictly perform all of Grantor's obligations under this Mortgage.

POSSESSION AND MAINTENANCE OF THE PROPERTY. Grantor agrees that Grantor's possession and use of the Property shall be governed by the following provisions:

Possession and Use.  Until the occurrence of an Event of Default, Grantor may
(1) remain in possession and control of the Property; (2) use, operate or manage the Property; and (3) collect the Rents from the Property.

Duty to Maintain. Grantor shall maintain the Property in tenantable condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.

Compliance With Environmental Laws. Grantor represents and warrants to Lender that: (1) During the period of Grantor's ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from the Property; (2) Grantor has no knowledge of, or reason to believe that there has been, except as previously disclosed to and acknowledged by Lender in writing, (a) any breach or violation of any Environmental Laws, (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Property by any prior owners or occupants of the Property, or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters; and (3) Except as previously disclosed to and acknowledged by Lender in writing, (a) neither Grantor nor any tenant, contractor, agent or other authorized user of the Property shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from the Property; and lb) any such activity shall be conducted In compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation all Environmental Laws. Grantor authorizes Lender and its agents to enter upon the Property to make such inspections and tests, at Grantor's expense, as Lender may deem appropriate to determine compliance of the Property with this section of the Mortgage. Any inspections or tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Grantor or to any other person. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Property for Hazardous Substances. Grantor hereby
(1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws; and (2) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Mortgage or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Grantor's ownership or interest in the Property, whether or not the same was or should have been known to Grantor. The provisions of this section of the Mortgage, including the obligation to indemnify, shall survive the payment of the Indebtedness and the satisfaction and reconveyance of the lien of this Mortgage and shall not be affected by Lender's acquisition of any interest in the Property, whether by foreclosure or otherwise.


Nuisance, Waste. Grantor shall not cause, conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the Property. Without limiting the generality of the foregoing, Grantor will not remove, or grant to any other party the right to remove, any timber, minerals (including oil and gas), coal, clay, scoria, soil, gravel or rock products without Lender's prior written consent.

Removal of Improvements. Grantor shall not demolish or remove any Improvements from the Real Property without Lender's prior written consent. As a condition to the removal of any Improvements, Lender may require Grantor to make arrangements satisfactory to Lender to replace such Improvements with Improvements of at least equal value.

Lender's Right to Enter. Lender and Lender's agents and representatives may enter upon the Real Property at all reasonable times to attend to Lender's interests and to inspect the Real Property for purposes of Grantor's compliance with the terms and conditions of this Mortgage.

Compliance with Governmental Requirements. Grantor shall promptly comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the use or occupancy of the Property, including without limitation, the Americans With Disabilities Act. Grantor may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Grantor has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Property are not jeopardized. Lender may require Grantor to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

Duty to Protect. Grantor agrees neither to abandon nor leave unattended the Property. Grantor shall do all other acts, in addition to those acts set forth above in this section, which from the character and use of the Property are reasonably necessary to protect and preserve the Property.

TAXES AND LIENS. The following provisions relating to the taxes and liens on the Property are part of this Mortgage:

Payment. Grantor shall pay when due (and in all events prior to delinquency) all taxes, payroll taxes, special taxes, assessments, water charges and sewer service charges levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property. Grantor shall maintain the Property free of any liens having priority over or equal to the interest of Lender under this Mortgage, except for those liens specifically agreed to in writing by Lender, and except for the lien of taxes and assessments not due as further specified In the Right to Contest paragraph.

Right to Contest. Grantor may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Lender's interest in the Property is not jeopardized. If a lien arises or is filed as a result of nonpayment, Grantor shall within fifteen (15) days after the lien arises or, if a lien is filed, within fifteen (15) days after Grantor has notice of the filing, secure the discharge of the lien, or if requested by Lender, deposit with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and attorneys' fees, or other charges that could accrue as a result of a foreclosure or sale under the lien. In any contest, Grantor shall defend itself and Lender and shall satisfy any adverse judgment before enforcement against the Property. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

Evidence of Payment. Grantor shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or assessments and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

Notice of Construction. Grantor shall notify Lender at least fifteen (15) days before any work is commenced, any services are furnished, or any materials are supplied to the Property, if any mechanic's lien, materialmen's lien, or other lien could be asserted on account of the work, services, or materials. Grantor will upon request of Lender furnish to Lender advance assurances satisfactory to Lender that Grantor can and will pay the cost of such improvements.

PROPERTY DAMAGE INSURANCE. The following provisions relating to insuring the Property are a part of this Mortgage:

Maintenance of Insurance. Grantor shall procure and maintain policies of fire insurance with standard extended coverage endorsements on a replacement basis for the full insurable value covering all Improvements on the Real Property in an amount sufficient to avoid application of any coinsurance clause, and with a standard mortgagee clause in favor of Lender. Grantor shall also procure and maintain comprehensive general liability insurance in such coverage amounts as Lender may request with Lender being named as additional insureds in such liability insurance policies. Additionally, Grantor shall maintain such other insurance, including but not limited to hazard, business interruption and boiler insurance as Lender may require. Policies shall be written by such insurance companies and in such form as may be reasonably acceptable to Lender. Grantor shall deliver to Lender certificates of coverage from each insurer containing a stipulation that coverage will not be cancelled or diminished without a minimum of thirty (30) days' prior written notice to Lender and not containing any disclaimer of the insurer's liability for failure to give such notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. Should the Real Property be located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood Insurance, if available, within 45 days after notice is given by Lender that the Property is located in a special flood hazard area, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan.

Application of Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Property. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. Whether or not Lender's security is impaired, Lender may, at Lender's election, receive and retain the proceeds of any insurance and apply the proceeds to the reduction of the Indebtedness, payment of any lien affecting the Property, or the restoration and repair of the Property. If Lender elects to apply the proceeds to restoration and repair, Grantor shall repair or replace the damaged or destroyed Improvements in a manner satisfactory to Lender. Lender shall, upon satisfactory proof of such expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration if Grantor is not in default under this Mortgage. Any proceeds which have not been disbursed within 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under this Mortgage, then to pay accrued interest, and the remainder, if any, shall be applied to the principal balance of the Indebtedness. If Lender holds any proceeds after payment in full of the Indebtedness, such proceeds shall be paid to Grantor as Grantor's interests may appear.

Unexpired Insurance at Sale. Any unexpired insurance shall inure to the benefit of, and pass to, the purchaser of the Property covered by this Mortgage at any trustee's sale or other sale held under the provisions of this Mortgage, or at any foreclosure sale of such Property.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Property or if Grantor fails to comply with any provision of this Mortgage or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Mortgage or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Property and paying all costs for insuring, maintaining and preserving the Property All such expenditures Incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Property also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

WARRANTY; DEFENSE OF TITLE. The following provisions relating to ownership of the Property are a part of this Mortgage:

Title. Grantor warrants that: (a) Grantor holds good and marketable title of record to the Property In fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by, Lender in connection with this Mortgage, and (b) Grantor has the full right, power, and authority to execute and deliver this Mortgage to Lender.

Defense of Title. Subject to the exception in the paragraph above, Grantor warrants and will forever defend the title to the Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Grantor's title or the interest of Lender under this Mortgage, Grantor shall defend the action at Grantor's expense. Grantor may be the nominal party In such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender's own choice, and Grantor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

Compliance With Laws. Grantor warrants that the Property and Grantor's use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities.

Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Mortgage shall survive the execution and delivery of this Mortgage, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor's Indebtedness shall he paid in full.

CONDEMNATION. The following provisions relating proceedings are a part - of this Mortgage:

Proceedings. It any proceeding in condemnation is filed, Grantor shall promptly notify Lender in writing, and Grantor shall promptly take such steps as may be necessary to defend the action and obtain the award. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Its own choice, and Grantor will deliver or cause to be delivered to Lender such instruments and documentation as may be requested by Lender from time to time to permit such participation.

Application of Net Proceeds. If all or any part of the Property is condemned by eminent domain proceedings or by any proceeding or purchase in lieu of condemnation, Lender may at its election require that all or any portion of the net proceeds of the award be applied to the Indebtedness or the repair or restoration of the Property. The net proceeds of the award shall mean the award after payment of all reasonable costs, expenses, and attorneys' fees incurred by Lender in connection with the condemnation.

IMPOSITION OF TAXES, FEES AND CHARGES BY GOVERNMENTAL AUTHORITIES. The following provisions relating to governmental taxes, fees and charges are a part of this
Mortgage:

Current Taxes, Fees and Charges. Upon request by Lender, Grantor shall execute such documents in addition to this Mortgage and take whatever other action is requested by Lender to perfect and continue Lender's lien on the Real Property. Grantor shall reimburse Lender for all taxes, as described below, together with all expenses incurred in recording, perfecting or continuing this Mortgage, including without limitation all taxes, fees, documentary stamps, and other charges for recording or registering this Mortgage.

Taxes. The following shall constitute taxes to which this section applies: (1) a specific tax upon this type of Mortgage or upon all or any part of the Indebtedness secured by this Mortgage; (2) a specific tax on Grantor which Grantor is authorized or required to deduct from payments on the Indebtedness secured by this type of Mortgage; (3) a tax on this type of Mortgage chargeable against the Lender or the holder of the Note; and (4) a specific tax on all or any portion of the Indebtedness or on payments of principal and interest made by Grantor.

Subsequent taxes. If any tax to which this section applies is enacted subsequent to the date of this Mortgage, this event shall have the same effect as an Event of Default, and Lender may exercise any or all of its available remedies for an Event of Default as provided below unless Grantor either (1) pays the tax before it becomes delinquent, or (2) contests the tax as provided above in the Taxes and Liens section and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender.

SECURITY AGREEMENT; FINANCING STATEMENTS. The following provisions relating to this Mortgage as a security agreement are a part of this Mortgage:

Security Agreement. This instrument shall constitute a Security Agreement to the extent any of the Property constitutes fixtures or other personal property, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

Security Interest. Upon request by Lender, Grantor shall execute financing statements and take whatever other action is requested by Lender to perfect and continue Lender's security interest in the Rents and Personal Property. In addition to recording this Mortgage in the real property records, Lender may, at any time and without further authorization from Grantor, file executed counterparts, copies or reproductions of this Mortgage as a financing statement. Grantor shall reimburse Lender for all expenses Incurred In perfecting or continuing this security interest. Upon default, Grantor shall assemble the Personal Property in a manner and at a place reasonably convenient to Grantor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender.

Addresses. The mailing addresses of Grantor (debtor) and Lender (secured party) from which information concerning the security Interest granted by this Mortgage may be obtained (each as required by the Uniform Commercial Code) are as stated on the first page of this Mortgage.

FURTHER ASSURANCES; ATTORNEY-IN-FACT. The following provisions relating to further assurances and attorney-in-fact are a part of this Mortgage:

Further Assurances. At any time, and from time to time, upon request of Lender, Grantor will make, execute and deliver, or will cause to be made, executed or delivered, to Lender or to Lender's designee, and when requested by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve (1) Grantor's obligations under the Note, this Mortgage, and the Related Documents, and (2) the liens and security interests created by this Mortgage as first and prior liens on the Property, whether now owned or hereafter acquired by Grantor. Unless prohibited by law or Lender agrees to the contrary in writing, Grantor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.

Attorney-in-Fact. If Grantor fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Grantor and at Grantor's expense. For such purposes, Grantor hereby Irrevocably appoints Lender as Grantor's attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, In Lender's sole opinion, to accomplish the matters referred to in the preceding paragraph.

FULL PERFORMANCE. If Grantor pays all the Indebtedness when due, and otherwise performs all the obligations imposed upon Grantor under this Mortgage, Lender shall execute and deliver to Grantor a suitable satisfaction of this Mortgage and suitable statements of termination of any financing statement on file evidencing Lender's security Interest in the Rents and the Personal Property. Grantor will pay, if permitted by applicable law, any reasonable termination fee as determined by Lender from time to time.

EVENTS OF DEFAULT. Each of the following, at Lender's option, shall constitute an Event of Default under this Mortgage:
Payment Default. Grantor fails to make any payment when due under the Indebtedness.

Default on Other Payments. Failure of Grantor within the time required by this Mortgage to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

Other Defaults. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Mortgage or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.

False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf under this Mortgage, the Note, or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Mortgage or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Death or Insolvency. The dissolution or termination of Grantor's existence as a going business, the Insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any property securing the Indebtedness. This includes a garnishment of any of Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in Its sole discretion, as being an adequate reserve or bond for the dispute.

Breach of Other Agreement. Any breach by Grantor under the terms of any other agreement between Grantor and Lender that is not remedied within any grace period provided therein, including without limitation any agreement concerning any Indebtedness or other obligation of Grantor to Lender, whether existing now or later.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the Indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes Incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness . In the event of a death, Lender, at its option, may, but shall not be required to, permit the guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity.  Lender in good faith believes itself insecure.

Right to Cure. If such a failure is curable and if Grantor has not been given a notice of a breach of the same provision of this Mortgage within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Grantor, after Lender sends written notice demanding cure of such failure:
(a) cures the failure within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately exercise any one or more of the following rights and remedies, In addition to any other rights or remedies provided by law:

Accelerate Indebtedness. Lender shall have the right at its option without notice to Grantor to declare the entire Indebtedness immediately due and payable, including any prepayment penalty which Grantor would be required to pay.

UCC Remedies. With respect to all or any part of the Personal Property, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code.

Collect Rents. Lender shall have the right, without notice to Grantor, to take possession of the Property and collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender's costs, against the Indebtedness. In furtherance of this right, Lender may require any tenant or other user of the Property to make payments of rent or use fees directly to Lender. If the Rents are collected by Lender, then Grantor irrevocably designates Lender as Grantor's attorney-in-fact to endorse instruments received in payment thereof in the name of Grantor and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

Judicial Foreclosure. Lender may obtain a judicial decree foreclosing Grantor's interest in all or any part of the Property.

Confession of Judgment. Grantor hereby irrevocably authorizes and empowers any attorney-at-law, including an attorney hired by Lender, to appear in any court of record and to confess judgment against Grantor for the unpaid amount of this Mortgage as evidenced by an affidavit signed by an officer of Lender setting forth the amount then due, attorneys' fees plus costs of suit, and to release all errors, and waive all rights of appeal. If a copy of this Mortgage, verified by an affidavit, shall have been filed In the proceeding, it will not be necessary to file the original as a warrant of attorney. Grantor waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on this Mortgage have been paid in full. Grantor waives any conflict of interest that an attorney hired by Lender may have in acting on behalf of Grantor in confessing judgment against Grantor while such attorney Is retained by Lender. Grantor expressly consents to such attorney acting for Grantor in confessing judgment.

Deficiency Judgment. If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.

Tenancy at Sufferance. If Grantor remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Grantor, Grantor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender's option, either (1) pay a reasonable rental for the use of the Property, or (2) vacate the Property immediately upon the demand of Lender.

Other Remedies. Lender shall have all other rights and remedies provided in this Mortgage or the Note or available at law or in equity.

Sale of the Property. To the extent permitted by applicable law, Grantor hereby waives any and all right to have the property marshalled. In exercising its rights and remedies, Lender shall be free to sell all or any part of the Property together or separately, in one sale or by separate sales. Lender shall be entitled to bid at any public sale on all or any portion of the Property.

Notice of Sale. Lender shall give Grantor reasonable notice of the time and place of any public sale of the Personal Property or of the time after which any private sale or other intended disposition of the Personal Property is to be made. Reasonable notice shall mean notice given at least tan (10) days before the time of the sale or disposition.

Election of Remedies. A waiver by any party of a breach of a provision of this Mortgage shall not constitute a waiver of or prejudice the party's rights otherwise to demand strict compliance with that provision or any other provision. Election by Lender to pursue any remedy will not bar any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Mortgage, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies. Nothing under this Mortgage or otherwise shall be construed so as to limit or restrict the rights and remedies available to Lender following an Event of Default, or in any way to limit or restrict the rights and ability of Lender to proceed directly against Grantor and/or against any other co-maker, guarantor, surety or endorser and/or to proceed against any other collateral directly or indirectly securing the Indebtedness.

Attorneys' Fees; Expenses. If Lender institutes any suit or action to enforce any of the terms of this Mortgage, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and upon any appeal. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, Including attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, and appraisal fees and title insurance, to the extent permitted by applicable law. Grantor also will pay any court costs, In addition to all other sums provided by law.

NOTICES. Any notice required to be given under this Mortgage, including without limitation any notice of default and any notice of sale shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Mortgage. All copies of notices of foreclosure from the holder of any lien which has priority over this Mortgage shall be sent to Lender's address, as shown near the beginning of this Mortgage. Any party may change its address for notices under this Mortgage by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, If there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Mortgage:

Amendments. This Mortgage, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Mortgage. No alteration of or amendment to this Mortgage shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Annual Reports. If the Property is used for purposes other than Grantor's residence, Grantor shall furnish to Lender, upon request, a certified statement of not operating income received from the Property during Grantor's previous fiscal year in such form and detail as Lender shall require. "Net operating Income" shall mean all cash receipts from the Property less all cash expenditures made In connection with the operation of the Property.

Caption Headings. Caption headings in this Mortgage are for convenience purposes only and are not to be used to interpret or define the provisions of this Mortgage.

Governing Law. This Mortgage will be governed by, construed and enforced In accordance with federal law and the laws of the State of Ohio. This Mortgage has been accepted by Lender In the State of Ohio.

Choice of Venue. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Clark County, State of Ohio.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Mortgage unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Mortgage shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Mortgage. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Mortgage, the granting of such consent by Lender in any Instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Severability. If a 6o 'of competent jurisdiction finds any provision of this Mortgage to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision Illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Mortgage. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Mortgage shall not affect the legality, validity or enforceability of any other provision of this Mortgage.

Merger. There shall be no merger of the Interest or estate created by this Mortgage with any other Interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

Successors and Assigns. Subject to any limitations stated in this Mortgage on transfer of Grantor's interest, this Mortgage shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Mortgage and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Mortgage or liability under the Indebtedness.

Time Is of the Essence. Time is of the essence in the performance of this Mortgage.

Waive Jury. All parties to this Mortgage hereby waive the right to any jury trial in any action, proceeding, or. counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Mortgage. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Mortgage shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower. The word "Borrower" means Jameson Inns, Inc., and all other persons and entities signing the Note in whatever capacity.

Default. The word "Default" means the Default set forth in this Mortgage in the section titled "Default".

Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, Including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, at seq. ("CERCLA), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words "Event of Default" mean any of the Events of Default set forth in this Mortgage in the Events of Default section of this Mortgage.

Grantor.  The word "Grantor" means Jameson Inns, Inc.

Guaranty. The word "Guaranty" means the guaranty from guarantor, endorser, surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used In their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Improvements. The word "Improvements" means all existing and future improvements, buildings, structures, mobile homes affixed on the Real Property, facilities, additions, replacements and other construction on the Real Property.

Indebtedness. The word "Indebtedness" means all principal, interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Note or Related Documents and any amounts expended or advanced by Lender to discharge Grantor's obligations or expenses incurred by Lender to enforce Grantor's obligations under this Mortgage, together with interest on such amounts as provided In this Mortgage.

Lender. The word "Lender" means Cornerstone Bank, its successors and assigns. Mortgage. The word "Mortgage' means this Mortgage between Grantor and Lender.

Note. The word "Note" means the promissory note dated May 16, 2000, In the original principal amount of $3,900,000.00 from Grantor to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement. The maturity date of the Note is May 16, 2007.

Personal Property. The words "Personal Property" mean all equipment, fixtures, and other articles of personal property now or hereafter owned by Grantor, and now or hereafter attached or affixed to the Real Property; together with all accessions, parts, and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all Insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.

Property. The word "Property" means collectively the Real Property and the Personal Property.

Real Property. The words "Real Property" mean the real property, interests and rights, as further described in this Mortgage.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

Rents. The word "Rents" means all present and future rents, revenues, income, issues, royalties, profits, and other benefits derived from the Property.


GRANTOR ACKNOWLEDGES H"ING READ ALL THE PROVISIONS OF THIS MORTGAGE, AND GRANTOR AGREES TO ITS TERMS.
GRANTOR:

JAMESON INNS, INC.

By:

Craig R. Kitchin, President & CFO of Jameson Inns,
Inc.
Signed,               In the presence of:
x
Witness
x
Witness
CORPORATE ACKNOWLEDGMENT

STATE OF OHIO

Ss

COUNTY OF FRANKLIN


On this                           day of                          20  , before
                                      --
me, the undersigned Notary Public, personally appeared Craig R. Kitchin, President & CFO of Jameson Inns, Inc. and known to me to be an authorized agent
                                 ---
corporation that executed the Mortgage and acknowledged before me the Mortgage to be the free and voluntary act and deed of the corporation, by authority of its Bylaws or by resolution of its board of directors, for the uses and purposes therein mentioned. Dated and executed Mortgage and in fact executed the Mortgage on behalf of the corporation.

     By:  Craig R. Kitchin          Residing at
                                    My commission expires

EXHIBIT A

DESCRIPTION OF A 3.612 ACRE TRACT
SOUTH OF SCHROCK ROAD

LOT 2 SCHROCK HILL CENTRE

Situated in the State of Ohio, County of Franklin, City of Columbus, and being Lot two (2) of Schrock Hill Centre of record in Plot Book 62, Page 99, (all references to deeds and plats being to records in the Recorder's Office, Franklin County, Ohio) and being more particularly described as follows:

Beginning at an existing iron pin at the northeast corner of said lot 2, being in the westerly right of way line of Schrock Hill Court;

Thence South 11'27'46" East a distance of 43.76 feet along the westerly right of way line of said Schrock Hill Court, the easterly line of said Lot 2 to a point;

Thence along the arc of a curve to the left (radius=330-00 feet, delta=19'34'01") a chord bearing South 21'14'46" East a distance of 112.15 to a point;

Thence along the arc of a curve to the right (radius=320.00 feet, delta=19'34'00') a chord bearing South 21'14'46' East a distance of 108.75 feet;

Thence South 11'27'46" East a distance of 309.66 feet along the easterly line of said lot 2, to on existing iron pin at the southeasterly corner of said Lot 2, the northerly right of way line of 1-270;

Thence South 71'44'36' West a distance of 279.50 feet along the southerly line of said Lot 2, the northerly right of way line of said 1-270 to an existing iron pin at the southwesterly corner of said Lot 2;

Thence North 11'27'46" West a distance of 604.17 feet along the westerly line of said Lot 2, the easterly line of Barrington Square Purchase Company (Official Record Volume 4685 815) to an existing iron pin at the northwesterly corner of said Lot 2;

Thence North 78'32'14" East a distance of 240.00 feet along the northerly line of said Lot 2 to the Point of Beginning containing 3.612 acres more or less.

                               SECURITY AGREEMENT
                      EQUIPMENT, INVENTORY AND RECEIVABLES



   Jameson Inns, Inc., dba Signature Inns, Inc.
--------------------------------------------------------------------------------
Name

   8 Perimeter Center East, Suite 8050
--------------------------------------------------------------------------------
No. and Street

   Atlanta                                      , Georgia  30364-1603
------------------------------------------------- ------------------------------
City                                              State

a corporation organized under the laws of the State of Georgia, and authorized to do business in the State of Ohio (hereinafter called "Debtor"), for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, pledges and assigns to Cornerstone Bank, 28 East Main Street, Springfield, Ohio (hereinafter called "Secured Party"), a security interest in the following property, whether Debtor's interest therein as owner, co-owner, lessee, consignee, secured party or otherwise be now owned or existing or hereafter arising or acquired, and wherever located, together with all substitutions, replacements, additions and accessions therefor or thereto, all replacement and repair parts therefor, all negotiable documents relating thereto, all products thereof and all cash and non-cash proceeds thereof including, but not limited to, notes, drafts, checks, instruments, insurance proceeds, indemnity proceeds, warranty and guaranty proceeds, and proceeds arising in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the following property by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority):

                       (i)         All of Debtor's machinery, equipment, tools,
                              furniture, furnishings and fixtures including, but not limited to, all manufacturing, fabricating, processing, transporting and packaging equipment, power systems, heating, cooling and ventilating systems, lighting and communication systems, electric, gas and water distribution systems, food service systems, fire prevention, alarm and security systems, laundry systems and computing and data processing systems (hereinafter sometimes called the "Equipment"), some of which Equipment may be more fully described in the schedule set forth at the end of this agreement or in a separate schedule attached hereto;

                       (ii)        All of Debtor's inventory including, but not
                              limited to, parts, supplies, raw materials, work in process, finished goods, materials used or consumed in Debtor's business, repossessed and returned goods (hereinafter sometimes called the "Inventory"), some or all of which Inventory may be more fully described in the schedule set forth at the end of this agreement or in a separate schedule attached hereto;

                       (iii)      All of Debtor's accounts, accounts receivable,
                              contract rights, chattel paper, general
                              intangibles, income tax refunds,
                              instruments, negotiable documents, notes, drafts, acceptances and other forms of obligations and receivables arising from or in connection with the operation of Debtor's business including, but not limited to, those arising from or in connection with Debtor's sale, lease or other disposition of Inventory (hereinafter sometimes called the "Receivables"); and

                       (iv)        All of Debtor's trade names, trademarks,
                              deposit accounts and licenses (all of the foregoing hereinafter sometimes called the "Collateral").

          The security interest hereby granted is to secure the prompt and full payment and complete performance of all Obligations of Debtor to Secured Party. The word "Obligations" is used in its most comprehensive sense and includes, without limitation, all indebtedness, debts and liabilities (including principal, interest, late charges, collection costs and attorneys' fees) of Debtor to Secured Party, whether now existing or hereafter arising, either created by Debtor alone or together with another or others, primary or secondary, secured or unsecured, absolute or contingent, liquidated or unliquidated, direct or indirect, whether evidenced by note, draft, agreement for letter of credit or otherwise, and any and all renewals of or substitutes therefor.

          It is Debtor's express intention that this agreement and the continuing security interest granted hereby, in addition to covering all present Obligations of Debtor to Secured Party, shall extend to all future Obligations of Debtor to Secured Party, whether or not such Obligations are reduced or entirely extinguished and thereafter increased or reincurred, whether or not such Obligations are related to the indebtedness identified above by class, type or kind and whether or not such Obligations are specifically contemplated by Debtor and Secured Party as of the date hereof. The absence of any reference to this agreement in any documents, instruments or agreements evidencing or relating to any Obligation secured hereby shall not limit or be construed to limit the scope or applicability of this agreement.

               i. General Covenants. Debtor represents, warrants and covenants as follows:

                       (i)         Except for such claims and interests, if any,
                              shown in the schedule set forth at the end of this agreement or in any schedule attached hereto and signed by both Debtor and Secured Party and the security interest granted hereby, (i) Debtor is, or as to Collateral arising or to be acquired after the date hereof, shall be, the sole owner of the Collateral free from any and all liens, security interests, encumbrances, claims and interests; and (ii) no security agreement, financing statement, equivalent security or lien instrument or continuation statement covering any of the Collateral is on file or of record in any public office.

                       (ii)        Debtor shall not create, permit or suffer to
                              exist, and shall take such action as is necessary to remove, any claim to or interest in or lien or encumbrance upon the Collateral, other than those, if any, shown in the schedule set forth at the end of this agreement or in any schedule attached hereto and signed by both Debtor and Secured Party and the security interest granted hereby, and shall defend the right, title and interest of Secured Party in and to the Collateral against all claims and demands of all persons and entities at any time claiming the same or any interest therein.

                       (iii)       Debtor's principal place of business and
                              chief executive office is located at the address set forth at the beginning of this agreement; Debtor has no other place of business except as shown in the schedule set forth at the end of this agreement or in any schedule attached hereto and signed by both Debtor and Secured Party; and, unless Secured Party consents in writing to a change in the location of the Equipment, Inventory or Debtor's records concerning the Receivables prior to such a change in location, the Equipment, Inventory and Debtor's records concerning the Receivables shall be kept at that address or at the locations set forth in such schedules.

                       (iv)        At least thirty (30) days prior to the
                              occurrence of any of the following events, Debtor shall deliver to the loan officer who is handling Debtor's Obligations on behalf of Secured Party written notice of such impending events: (i) a change in Debtor's principal place of business or chief executive office; (ii) the opening or closing of any place of business; or (iii) a change in Debtor's name, identity or corporate structure.

                       (v)         Subject to any limitation stated therein or
                              in connection therewith, all information furnished by Debtor concerning the Collateral or otherwise in connection with the Obligations, is or shall be at the time the same is furnished, accurate, correct and complete in all material respects.

                       (vi)        The Collateral is and shall be used primarily
                              for business purposes.

               ii.            Collection of Receivables. Prior to the occurrence
                         of any event of default under this agreement Debtor shall, unless otherwise directed by Secured Party, collect all of Debtor's Receivables. Amounts received by Secured Party representing payment of Receivables may be applied by Secured Party to the payment of the Obligations in such order or preference as Secured Party may determine, or Secured Party may, at is option, impound all or any portion of such amounts and retain said amounts as security for the payment of the Obligations, with the right on the part of Debtor, upon approval by Secured Party, to obtain the release of all or part of such impounded amounts. Secured Party may, however, at any time, without notice, apply all or any part of such impounded amounts as aforesaid.

          If any of Debtor's Receivables arise out of contracts with or orders from the United States or any State or any department, agency or instrumentality thereof, Debtor shall immediately notify Secured Party thereof in writing and shall execute any instrument and take any steps required by Secured Party in order that all money due and to become due under such contract or order shall be assigned to Secured Party and due notice thereof given to the appropriate governmental agency.

          Debtor agrees to execute, deliver, file and record all such notices, affidavits, assignments, financing statements and other instruments as shall in the judgment of Secured Party be necessary or desirable to evidence, validate and perfect the security interest of Secured Party in the Receivables. Secured Party shall have the right to notify any persons or entities owing any Receivables and to demand and receive payment, but Secured Party shall have no duty so to do. Upon request of Secured Party at any time, Debtor shall notify such account debtors and shall indicate on all invoices to such account debtors that the accounts are payable to Secured Party.

               iii.           Insurance.  Debtor shall have and maintain
                         insurance at all times with respect to all Equipment and Inventory (i) insuring against risks of fire (including so-called extended coverage), explosion, theft, sprinkler leakage and such other casualties as Secured Party may designate, and (ii) insuring against liability for personal injury and property damage relating to the Equipment and Inventory, containing such terms, in such form, for such periods and written by such companies as may be satisfactory to Secured Party, such insurance to be payable to Secured Party and Debtor as their interests may appear. The carrier providing such insurance shall be chosen by Borrower, subject to approval by Secured Party provided that Secured Party shall not unreasonably withold such approval. All policies of insurance shall provide for twenty (20) days' written minimum cancellation notice to Secured Party and, at request of Secured Party, certificates or other evidence of such insurance shall be delivered to and held by it. After the occurrence and continuation of an event of default hereunder Secured Party may act as attorney for Debtor in obtaining, adjusting, settling and cancelling such insurance and indorsing any drafts. In the event of failure to provide insurance as herein provided, Secured Party may, at its option, provide such insurance and Debtor shall pay to Secured Party, upon demand, the cost thereof. Should Debtor fail to pay said sum to Secured Party upon demand, interest shall accrue thereon, from the date of demand until paid in full, at the highest rate set forth in any document or instrument evidencing any of the Obligations.

               iv.            Inspection.  Debtor shall at all times keep
                         accurate and complete records of the Receivables and Debtor shall, at all reasonable times and from time to time, allow Secured Party, by or through any of its officers, agents, attorneys or accountants, to examine, inspect and make extracts from Debtor's books and records and to arrange for verification of the Receivables directly with account debtors or by other methods and to examine and inspect the Collateral wherever located. Debtor shall perform, do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Secured Party may require to more completely vest in and assure to Secured Party its rights hereunder and in or to the Collateral.

               v.             Preservation and Disposition of Collateral.

                       (i)         Except for such claims and interests, if any,
                              shown in the schedule set forth at the end of this agreement or in any schedule attached hereto and signed by both Debtor and Secured Party and the security interest granted hereby, Debtor shall keep the Collateral free from any and all liens, security interests, encumbrances, claims and interests. Debtor shall advise Secured Party promptly, in writing and in reasonable detail, (i) of any material encumbrance upon or claim asserted against any of the Collateral; (ii) of any material change in the composition of the Collateral; and (iii) of the occurrence of any other event that would have a material effect upon the aggregate value of the Collateral or upon the security interest of Secured Party.

                       (ii)        Debtor shall not sell or otherwise dispose of
                              the Collateral; provided, however, that until default, Debtor may use the Collateral in any lawful manner not inconsistent with this agreement or with the terms or conditions of any policy of insurance thereon and may also sell or otherwise dispose of the Inventory in the ordinary course of Debtor's business. A sale in the ordinary course of business shall not include a transfer in partial or total satisfaction of a debt.

                       (iii)       Debtor shall keep the Collateral in good
                              condition and shall not misuse, abuse, secrete, waste or destroy any of the same.

                       (iv)        Debtor shall not use the Collateral in
                              violation of any statute, ordinance, regulation, rule, decree or order.

                       (v)         Debtor shall pay promptly when due all taxes,
                              assessments, charges or levies upon the Collateral or in respect to the income or profits therefrom, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings; (ii) such proceedings do not involve any danger of sale, forfeiture or loss of any Collateral or any interest therein; and (iii) such charge is adequately reserved against in accordance with generally accepted accounting principles.

                       (vi)        At its option after notice to Debtor, Secured
                              Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral. Debtor agrees to reimburse Secured Party upon demand for any payment made or any expense incurred (including reasonable attorneys' fees) by Secured Party pursuant to the foregoing authorization. Should Debtor fail to pay said sum to Secured Party upon demand, interest shall accrue thereon, from the date of demand until paid in full, at the highest rate set forth in any document or instrument evidencing any of the Obligations.

                       (vii)       Upon Secured Party's request at any time or
                              times, Debtor shall assign and deliver to Secured Party any Collateral and shall furnish to Secured Party additional collateral of value and character satisfactory to Secured Party as security for the Obligations.

               vi.            Extensions and Compromises.  With respect to any
                         Collateral held by Secured Party as security for the Obligations, Debtor assents to all extensions or postponements of the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of Collateral, to the addition or release of any party primarily or secondarily liable, to the acceptance of partial payments thereon and to the settlement, compromise or adjustment thereof, all in such manner and at such time or times as Secured Party may deem advisable. Secured Party shall have no duty as to the collection or protection of Collateral or any income therefrom, nor as to the preservation of rights against prior parties, nor as to the preservation of any right pertaining thereto, beyond the safe custody of Collateral in the possession of Secured Party.

               vii.           Financing Statements.  At the request of Secured
                         Party, Debtor shall join with Secured Party in executing one or more financing statements in a form satisfactory to Secured Party and shall pay the cost of filing the same in all public offices wherever filing is deemed by Secured Party to be necessary or desirable. A carbon, photographic or other reproduction of this agreement or of a financing statement shall be sufficient as a financing statement.

               viii.          Secured Party's Appointment as Attorney-in-Fact.
                         Debtor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as Debtor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in Secured Party's own name, from time to time in Secured Party's discretion, for the purpose of carrying out the terms of this agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this agreement and, without limiting the generality of the foregoing, hereby grants to Secured Party the power and right, on behalf of Debtor, without notice to or assent by Debtor:

                       (i)         To execute, file and record all such
                              financing statements, certificates of title and other certificates of registration and operation and similar documents and instruments, as Secured Party may deem necessary or desirable to protect, perfect and validate Secured Party's security interest in such Collateral.

                       (ii)        Upon the occurrence and continuance of any
                              event of default under paragraph 9 hereof, (i) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (ii) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;
                              (iii) to defend any suit, action or proceeding described above and, in connection therewith, to make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Debtor's expense, at any time or from time to time, all acts and things which Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein, in order to effect the intent of this agreement, all as fully and effectively as Debtor might do.

          Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable as long as this agreement remains in effect.

          The powers conferred upon Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon Secured Party to exercise such powers and neither Secured Party nor any of its officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act, except for Secured Party's own gross negligence or willful misconduct.

               ix.            Default.  If any event of default in the payment
                         or performance of any of the Obligations secured by this agreement or the performance of any covenant contained herein shall occur and be continuing; or if any warranty, representation or statement made or furnished to Secured Party by Debtor proves to have been false in any material respect when made or furnished:

                       (i)         Secured Party may, at its option and without
                              notice, declare this agreement in default.

                       (ii)        All payments received by Debtor under or in
                              connection with any of the Collateral shall be held by Debtor in trust for Secured Party, shall be segregated from other funds of Debtor and shall forthwith upon receipt by Debtor be turned over to Secured Party in the same form as received by Debtor (duly indorsed by Debtor to Secured Party, if required). Any and all such payments so received by Secured Party (whether from Debtor or otherwise) may, in the sole discretion of Secured Party, be held by Secured Party as collateral security for, and/or then or at any time thereafter be applied in whole or in part by Secured Party against, all or any part of the Obligations in such order as Secured Party may elect. Any balance of such payments held by Secured Party and remaining after payment in full of all the Obligations shall be paid over to Debtor or to whomsoever may be lawfully entitled to receive the same. Nothing set forth in this subparagraph (b) shall authorize or be construed to authorize Debtor to sell or otherwise dispose of any Collateral except as provided in subparagraph 5(b) hereof.

                       (iii)       Secured Party shall have the rights and
                              remedies of a secured party under this agreement, under any other instrument or agreement securing, evidencing or relating to the Obligations and under the law of the State of Ohio. Without limiting the generality of the foregoing, Secured Party shall have the right to take possession of the Collateral and all books and records relating to the Collateral and for that purpose Secured Party may enter upon, with or without breaking into, any premises on which the Collateral or books and records relating to the Collateral or any part thereof may be situated and remove the same therefrom. Debtor expressly agrees that Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except the notices specified below of time and place of public sale or disposition or time after which a private sale or disposition is to occur) to or upon Debtor or any other person or entity (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any of Secured Party's offices or elsewhere at such prices as Secured Party may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Debtor. Debtor further agrees, at Secured Party's request, to assemble the Collateral and to make it available to Secured Party at such places as Secured Party may reasonably select, whether at Debtor's premises or elsewhere. Debtor further agrees to allow Secured Party to use or occupy Debtor's premises, without charge, for the purpose of effecting Secured Party's remedies in respect of the Collateral. Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any or all of the Collateral or in any way relating to the rights of Secured Party hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the Obligations, in such order as Secured Party may elect, and only after so paying over such net proceeds and after payment by Secured Party of any other amount required by any provision of law, including Ohio Revised Code
                              Section 1309.47(A)(3), need Secured Party account for the surplus, if any, to Debtor. To the extent permitted by applicable law, Debtor waives all claims, damages and demands against Secured Party arising out of the repossession, retention, sale or disposition of the Collateral. Debtor agrees that Secured Party need not give more than five
                              (5) days' notice (which notification shall be deemed given when mailed, postage prepaid, addressed to Debtor at Debtor's address set forth at the beginning of this agreement, or when telecopied or telegraphed to that address or when telephoned or otherwise communicated orally to Debtor or any agent of Debtor at that address) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Secured Party is entitled. Debtor shall also be liable for the reasonable costs of collecting any of the Obligations or otherwise enforcing the terms thereof or of this agreement including reasonable attorneys' fees.

               x.             General.  Any provision of this agreement which is
                         prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Secured Party shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right shall operate as a waiver of such right or any other right. All of Secured Party's rights and remedies, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singularly or concurrently. Any written demand upon or written notice to Debtor shall be effective when deposited in the mails addressed to Debtor at the address shown at the beginning of this agreement. This agreement and all rights and obligations hereunder including matters of construction, validity and performance, shall be governed by the law of the State of Ohio. The provisions hereof shall, as the case may require, bind or inure to the benefit of, the respective heirs, successors, legal representatives and assigns of Debtor and Secured Party.

                  Schedule of Additional Places of Business*

No. and Street                     City              County         State

8 Perimeter Center East, Suite 8050   Atlanta                Georgia  30364-1603
--------------------------------------------------------------------------------


6767 Schrock Hill Ct.                 Ohio          Franklin     Columbus  43229
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*(Include all places of business, residences and locations of Collateral.)

                  Schedule of Additional Claims and Interests

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      Supplemental Schedule of Collateral

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


IN WITNESS WHEREOF, Debtor has signed this agreement this 16th day of May, 2000.

                         DEBTOR:    JAMESON INNS, INC.,
                                    dba Signature Inns, Inc.

                                    By:
                                        ----------------------------------
                                        Craig R. Kitchin
                                        President

                        ASSIGNMENT OF RENTS AS SECURITY
                        -------------------------------


     THIS AGREEMENT made this 16th day of May, 2000.

     WHEREAS, Jameson Inns, Inc., a Georgia corporation, as successor in interest by merger to Signature Inns, Inc. an Indiana corporation, whose address is 8 Perimeter Center East, Suite 8050, Atlanta, Georgia 30364-1603, (hereinafter referred to as "Owner"), is the present owner in fee simple of property located in Franklin County, City of Columbus, and State of Ohio, and more particularly described as:

     SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF.

     WHEREAS, Cornerstone Bank, whose address is 28 East Main Street, Springfield, Ohio 45502-1306, (hereinafter called "Lender"), is, or is about to be, the holder of a mortgage executed by Owner covering the said property, which mortgage secures a guaranty which secures a note in the principal sum of $3,900,000.00 Dollars, and

     WHEREAS, a part or all of said property has been demised under Lease dated _____________ (hereinafter referred to as the "Lease") the Lessee being Jameson Hospitality LLC, a Georgia limited liability company, and

     WHEREAS, Lender, as a condition to making the aforesaid mortgage loan, has required an assignment of the said Lease, and the rents, issues and proof its therein provided, as additional security for said guaranty and mortgage loan,

     NOW, THEREFORE, in consideration of the foregoing, Owner hereby assigns, transfers, and sets over unto Lender the said Lease, and the rents, issues and profits therein provided, as additional security; and for the consideration aforesaid, owner hereby covenants and agrees to and with Lender that owner will not, without the written consent of Lender:

     (a)  Cancel or forfeit said Lease (by summary proceedings or otherwise);
     (b)  Accept a surrender thereof;
     (c)  Reduce the rent;
     (d)  Modify said Lease in any way, either orally or in writing;
     (e) Grant any concession, in connection with said Lease, either orally or in writing;
     (f) Consent to an assignment of the Lessee's interest in said Lease, or to a sub-letting;
     (g) Collect, or accept payment of, rent under said Lease in advance, except as required to be paid in advance by the terms of the Lease;
     (h) Subordinate, or consent to subordination of said Lease to the lien of said mortgage to Lender;

and any of the above acts, if done without the written consent of Lender, shall be null and void.

     1. Lender, by acceptance of this assignment, covenants and agrees to and with Owner, that, until a default shall occur in the performance of Owner's covenants or in the making of the payments provided for in said mortgage or note or in the terms and conditions of said mortgage or note, owner may receive, collect and enjoy the rents, issues, and profits accruing under said Lease; but it is covenanted and agreed by Owner that upon the happening of any default in the performance of the covenants or in the making of the payments provided for in said mortgage or note or in the event of any default in the terms and conditions in the said mortgage or note, Lender may, at its option, receive and collect all the said rents, issues, and profits so long as such default or defaults shall exist, and during the pendency of any foreclosure proceedings and during any redemption period.

     2. Owner hereby covenants and agrees that Lender shall be entitled to all the rights, remedies and benefits of Michigan and Federal law.

     3. Owner, in the event of any such default or defaults under said guaranty, mortgage or note, hereby authorizes Lender, at its option, to enter upon the said mortgaged premises, by its officers, agents or employees, for the collection of the rents and for the operation and maintenance of said mortgaged premises, owner hereby authorizing the Lender, in general, to perform all acts necessary for the operation and maintenance of said premises in the same manner and to the same extent that owner might reasonably so act. Lender shall, after payment of all proper charges and expenses, credit the net amount of income which it may receive by virtue of the within assignment and from the mortgaged premises, to any amounts due Lender from Owner under the terms and provisions of the aforesaid note and mortgage and in the event of any foreclosure sale, to any deficiency during any redemption period. The manner of application of such net income and the item which shall be credited shall be within the sole discretion of Lender.

     4. Owner hereby covenants and warrants to Lender (a) that said Lease is in full force and effect according to its original terms and that there is no default now existing under said Lease, and (b) that owner has not, (1) executed any prior assignment of said Lease, or the rents thereunder, which is still subsisting, (2) performed any acts or executed any other instrument which might prevent Lender from operating under any of the terms or conditions of this Assignment or which would limit Lender in such operation, (3) executed or granted any modification whatever of said Lease, either orally or in writing, or
(4) subordinated the said Lease to the lien of said mortgage.

     5. Owner hereby irrevocably authorizes and directs Lessee and any successor to the interest of Lessee, upon receipt of any written request of Lender stating that a default exists in the payments due under, or in the performance of any of the terms, covenants or conditions of, the aforesaid mortgage or note, to pay to Lender the rents due and to become due under the Lease. owner agrees that Lessee shall have the right to rely upon any such statement and request by Lender that Lessee shall pay such rents to Lender without any obligation or right to inquire as to whether such default actually exists and notwithstanding any notice from or claim of Owner to the contrary, and that owner shall have no right or claim against Lessee for any such rents so paid by Lessee to Lender. Upon the curing of all defaults, Lender shall give written notice thereof to Lessee and thereafter, until the possible receipt of any further similar written requests of Lender, Lessee shall pay the rents to Owner.

     All of the covenants and agreements herein above contained on the part of either party shall apply to and bind their heirs, executors, or administrators, successors or assigns. The word "Owner" shall be construed to mean any one or more person, corporations, firms, or parties who are holders of the legal title or equity of redemption and those claiming under or through them to, or in, the aforesaid mortgaged premises.


IN PRESENCE OF:               Owner:

                              JAMESON INNS, INC., a Georgia corporation, as successor in interest by merger to Signature Inns, Inc. an Indiana corporation


                              By:
--------------------------         ---------------------------------
                                   Craig R. Kitchin
                                   President

--------------------------


STATE OF OHIO         )  ss.
COUNTY OF FRANKLIN    )

     The foregoing instrument was acknowledged before me this __ day of May, 2000, by Craig R. Kitchin, President of Jameson Inns, Inc., a Georgia corporation, as successor in interest by merger to Signature Inns, Inc. an Indiana corporation who acknowledged that same was his free act and deed.

                              --------------------------------------

                              Notary Public
                              Franklin County, Ohio
                              My commission expires:


Drafted By:                                   After Recording Return To:
John D. Jolley
DINSMORE & SHOHL LLP
175 S. Third Street, Suite 1000

Columbus, Ohio  43215
(614) 628-6880

                             DEPOSITORY AGREEMENT
                             --------------------

     THIS DEPOSITORY AGREEMENT (the "Agreement") is made this 16th day of May, 2000, by, between and among Jameson Inns, Inc., a Georgia corporation, as successor in interest by merger to Signature Inns, Inc. an Indiana corporation, whose address is 8 Perimeter Center East, Suite 8050, Atlanta, Georgia 30364-1603 ("Borrower"), and CORNERSTONE BANK, an Ohio corporation, whose principal place of business is 28 East Main Street, Springfield, Ohio 45502-1306 ("Lender").

                               R E C I T A L S:

          WHEREAS, Lender has agreed to lend to Borrower the sum of $3,900,000.00 (the "Loan") in accordance with a certain Commitment Letter dated April 11, 2000 issued by Lender to Borrower, and pertaining to the property commonly known as 6767 Schrock Hill Ct., Columbus, Ohio (the "Property"); and

          WHEREAS, more or less simultaneously with the execution hereof, Borrower has executed and delivered to Lender a Promissory Note, Mortgage Deed, and certain other documents (collectively the "Loan Documents") for the purpose of securing to Lender the repayment of the Loan by Borrower; and

          WHEREAS, as a condition of the Commitment Letter agreed to by Borrower, Borrower shall be required to retain an interest bearing account with Lender in order to ensure that necessary maintenance and refurbishing funds are available with respect to the Property; and

          WHEREAS, Borrower hereby desires to provide such a depository reserve by executing this Agreement.

     NOW, THEREFORE, as an inducement to Lender to make the aforesaid Loan to Borrower, and for valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, Lender and Borrower do hereby agree as follows:

                      ESTABLISHMENT OF DEPOSITORY ACCOUNT

     1. Borrower shall, more or less simultaneously with the execution hereof, establish with Lender a depository account upon such terms and conditions acceptable to Lender, and for the purposes and subject to the terms and conditions set forth hereinafter:

          A. Borrower shall open an account with Lender (the "Depository Account"), and agrees to maintain within such account a minimum balance of four percent (4%) of the average total annual revenues collected by Borrower resulting from the operation of the business located on the Property, as determined on a rolling basis in the sole discretion of the Lender (the "Minimum Balance"). In determining the Minimum Balance, Lender shall utilize the financial information of Borrower as is found on the monthly Summary Report of Income and Expenses pertaining to the business located on the Property, for which Borrower agrees to supply Lender with the same on at least a monthly basis. The Depository Account may be an interest-bearing account, and shall be allocated specifically for general items of maintenance and/or refurbishment of the Property during the term of the Loan.

          B. Borrower shall have the right to withdraw funds from the Depository Account at any time during the term of this Loan, subject to the standard withdrawal procedures of the Lender. The foregoing notwithstanding, Borrower agrees to maintain as an average monthly balance in this Depository Account funds equal to at least the Minimum Balance.

     2. Lender shall not, except as is set forth in Paragraph 4 below, have the right to withdraw funds from the Depository Account, nor require Borrower to do the same.

     3. Borrower shall be liable for the payment of any State, Federal and local income taxes or any other taxes attributable to the Depository Account.

     4. The Loan Documents are hereby incorporated by reference as if fully rewritten herein. A default in the performance of this Agreement shall be deemed to be a default in the performance of the Loan Documents. Upon the occurrence of any default in the performance by Borrower of the terms and conditions of the Loan Documents or this Agreement and the expiration of any applicable notice period under the Loan Documents, and in addition to any other remedies for the benefit of Lender as may be set forth herein, in the Loan Documents, or in law or equity (including, but being not limited to, the right of set-off), Lender shall have the right to withdraw from the Depository Account such amount as may be necessary or appropriate to cure such default. The exercise by Lender of any one or more of the foregoing rights or remedies shall be mutually exclusive of one another, and not cumulative.

                           TERMINATION OF AGREEMENT

     5. Upon repayment of the Loan and performance in full of the Loan Documents, this Agreement shall be null, void and of no effect whatsoever, and each of the parties hereto agree to execute such documents as may be reasonably necessary and appropriate in order to effectuate the termination of this Agreement.

                                 MISCELLANEOUS

     6. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     7. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors or assigns, as the case may be, and may not be modified in any way except by written instrument duly executed by the parties hereto.

     8. Borrower is hereby prohibited from assigning to any third party the rights of Borrower in the Depository Account.

     9. This Agreement shall remain in full force and effect for so long as the Loan remains unpaid in whole or in part, and for so long as the terms and conditions of the Loan Documents are not fully performed.

     10. Neither the failure nor any delay on the part of Lender to exercise any right or power hereunder shall operate as a waiver thereof.

     11. For purposes of State, Federal and local taxes, all funds in the Account shall be deemed to be the property of Borrower.

     12. This Agreement shall be interpreted in accordance with the laws of the State of Ohio.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.


                                    BORROWER:
                                    Jameson Inns, Inc., a Georgia corporation, as successor in interest by merger to Signature Inns, Inc. an Indiana corporation

                                    BY:
                                        ----------------------------
                                        Craig R. Kitchin
                                        President

                                    LENDER:
                                    CORNERSTONE BANK,
                                    an Ohio corporation

                                    BY:
                                        ----------------------------

                                    ITS:
                                        ----------------------------

                                PROMISSORY NOTE


Borrower: Jameson Inns, Inc.                    Lender: Cornerstone Bank
          8 Perimeter Center East, Suite 8050           28 East Main Street
          Atlanta, GA 30346                             PO Box 71 9
                                                        Springfield, OH 45501
                                                        (937) 3254683

Principal Amount: $3,900,000.00

Initial Rate: 9.255%

Date of Note: May 16, 2000

PROMISE TO PAY. Jameson Inns, Inc. ("Borrower") promises to pay to Cornerstone Bank ("Lender"), or order, In lawful money of the United States of America, the principal amount of Three Million Nine Hundred Thousand & 00/100 Dollars ($3,900,000.00), together with Interest on the unpaid principal balance from May 16, 2000, until paid In full.

PAYMENT. Subject to any payment changes resulting from changes In the Index, Borrower will pay this loan In 83 regular payments of $36,077.42 each and one Irregular last payment estimated at $3,278,9SS.04. Borrower's first payment is due June 16, 2000, and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on May 16, 2007, and will be for all principal and all accrued Interest not yet paid. Payments Include principal and Interest. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid Interest, then to principal, and any remaining amount to any unpaid collection costs and late charges. The annual Interest rate for this Note Is computed on a 366/360 basis; that Is, by applying the ratio of the annual Interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance Is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the 1 YEAR US CONSTANT MATURITY TREASURY (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each Year. Borrower understands that Lender may make loans based on other rates as well. The Index currently Is 6.380% per annum. The Interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 2.876 percentage points over the Index, resulting in an Initial rate of 9.255% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever Increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (B) increase Borrower's payments to cover accruing interest, (C) increase the number of Borrower's payments, and (D) continue Borrower's payments at the same amount and increase Borrower's final payment.

PREPAYMENT PENALTY. Upon prepayment of this Note, Lender Is entitled to the following prepayment penalty: In the event that the Borrower seeks to prepay this loan using proceeds acquired from other financing prior to May 16, 2003, the Borrower shall pay a prepayment penalty of 1% of the original loan balance. Except for the foregoing, Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Cornerstone Bank, 28 East Main Street, PO Box 719, Springfield, OH 45501.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $45.00, whichever Is greater.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, If permitted under applicable law, increase the variable interest rate on this Note to 9.875 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:
Payment Default.  Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes Incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness . In the event of a death, Lender, at its option, may, but shall not be required to, permit the guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this
Note is impaired.

Insecurity.  Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDERIS RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect the loan if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of Ohio. This Note has been accepted by Lender in the State of Ohio.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Clark County, State of Ohio.

PROMISSORY NOTE
(Continued)

CONFESSION OF JUDGMENT. Borrower hereby irrevocably authorizes and empowers any attorney-at-law, including an attorney hired by Lender, to appear in any court of record and to confess judgment against Borrower for the unpaid amount of this Note as evidenced by an affidavit signed by an officer of Lender setting forth the amount then due, attorneys' fees plus costs of suit, and to release all errors, and waive all rights of appeal. If a copy of this Note, verified by an affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. Borrower waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on this Note have been paid in full. Borrower waives any conflict of interest that an attorney hired by Lender may have in acting on behalf of Borrower in confessing judgment against Borrower while such attorney is retained by Lender. Borrower expressly consents to such attorney acting for Borrower in confessing judgment.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Note is secured by a Mortgage dated May 16, 2000, to Lender on real property located in Franklin County, State of Ohio, all the terms and conditions of which are hereby incorporated and made a part of this Note.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and Lender's successors and assigns.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Ohio (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

NOTICE: FOR THIS NOTICE "YOU" MEANS THE BORROWER AND "CREDITOR" AND "HIS" MEANS LENDER.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY

GOODS.  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.



BORROWER:



JAMESON INNS, INC.

By:
-Craig R. Kitchin, President & CFO of Jameson Inns, Inc.

ADDENDUM TO PROMISSORY NOTE
---------------------------

Jameson Inns, Inc., a Georgia corporation, successor by merger to Signature Inns, Inc., an Indiana corporation ("Borrower") entered into a Promissory Note with Cornerstone Bank ("Lender") in the principal amount of Three Million Nine Hundred Thousand & 00/100 Dollars, ($3,900,000.00), together with interest on the unpaid balance from May 16, 2000, until paid in full (hereinafter, the Promissory Note may be referred to as the "Note");

The Borrower and Lender now wish to amend the Note in order to clarify the interest rate that will be charged in accordance with the Note;

Now, Therefore, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. The following shall be added to the end of the Paragraph entitled Variable Interest Rate:

The foregoing notwithstanding, the maximum increase to the annual adjustment to the annual interest rate to be charged under this Note shall be no more than one percent (1 %) above the interest rate charged and in effect for the loan year prior to the interest rate change.

2.   In all other respects, the Note shall remain in full force and effect.

In Witness Whereof, the undersigned Borrower executes this Addendum to Promissory Note effective the date as is set forth below.

Dated: May 16, 2000      Borrower:

                         Jameson Inns, Inc., a Georgia corporation, successor by merger to Signature Inns, Inc., an Indiana corporation

                         By:
                         Craig R. Kitchin
                         President